                                                                    EXHIBIT 10.6



                      THIRD AMENDMENT AND CONSENT AGREEMENT


         THIS THIRD AMENDMENT AND CONSENT AGREEMENT (this "Agreement"), dated as of August 11, 2000, is entered into by and among EXTENDICARE HEALTH SERVICES, INC., a Delaware corporation (the "Borrower"), each of the Persons identified as a "Guarantor" on the signature pages hereto, each of the Persons identified as a "Lender" on the signature pages hereto and BANK OF AMERICA, N.A., formerly NationsBank, N.A., as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Guarantors, the Lenders and the Agent, are party to that certain Credit Agreement dated as of November 26, 1997 (as previously amended prior to the date hereof, the "Credit Agreement"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         B. The Credit Parties have requested that the Required Lenders (i) amend the Credit Agreement as provided herein and (ii) consent to the sale of eleven (11) nursing centers and four (4) assisted living centers to Greystone Acquisition Tribeca, L.L.C. or affiliates thereof (collectively, the "Buyer") for consideration consisting of $30 million in cash and three-year promissory notes from the Buyer (the "Buyer Notes") entitling the Credit Parties to receive additional payments in amount up to $30 million subject to the occurrence of certain conditions precedent in a transaction described in a letter from the Borrower to the Lenders attached hereto as Annex I (the "Greystone Transaction").

         C. The Required Lenders have agreed to amend the Credit Agreement and consent to the Greystone Transaction on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

         1. Amendment. A new Section 7.1(l) is hereby added to the Credit Agreement to read as follows and existing Section 7.1(l) is hereby reidentified as Section 7.1(k):

            (l) Notices Regarding Greystone Transaction. At the time of the delivery of the financial statements pursuant to Sections 7.1(a) and 7.1(b), the Credit Parties shall advise the Agent and the Lenders of the progress of Greystone Acquisition Tribeca, L.L.C.'s and its affiliates' efforts to sell the nursing centers and assisted living centers acquired in the Greystone Transaction (as defined in that certain Third Amendment and Consent Agreement dated as of August 11, 2000 among the Credit Parties, the Agent and the Required Lenders).

         2. Consent. The Required Lenders hereby consent to the Greystone Transaction notwithstanding any provision in the Credit Documents (including, without limitation, Section 8.5 and Section 8.6 of the Credit Agreement) to the contrary, but subject to satisfaction, in the reasonable determination of the Agent, of each of the following conditions precedent:

            (i) at least $30 million of the consideration to be received by the Credit Parties for the Greystone Transaction shall be cash or Cash Equivalents;

            (ii) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate hereto demonstrating that, upon giving effect on a Pro Forma Basis to the Greystone Transaction, no Default or Event of Default would exist;

            (iii) immediately upon receipt thereof, the Net Cash Proceeds from the Greystone Transaction shall be applied to the prepayment of the Loans in accordance with Section 3.3(b)(ii) of the Credit Agreement;

            (iv) the Credit Parties (a) will pledge the Buyer Notes to the Agent, for the benefit of the Lenders and (b) agree to apply all payments received on the Buyer Notes (net of post-closing transaction costs, including payments to Omnicare, Inc. or its affiliates pursuant to facility pharmacy services contracts) to the payment of the Loans; and

            (v) the Agent shall have received such other documents, agreements or information related to the Greystone Transaction which it may reasonably request.

         3. Release. Upon the consummation of the Greystone Transaction, the Agent shall deliver to the Credit Parties, at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interest, if any, in the assets to be sold in the Greystone Transaction, including, without limitation, amendments or terminations of UCC financing statements and mortgage releases, if any.

         4. Effective Date. This Agreement shall be and become effective as of the date hereof at such time as the Agent shall have received executed counterparts (including facsimile signatures) of this Agreement, which collectively shall have been duly executed on behalf of each of the Credit Parties and the Required Lenders.

         5. Construction. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         6. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Agreement: (a) has the requisite corporate power and authority to execute, deliver and perform this Agreement, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (ii) the representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this

Agreement as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof upon giving effect to this Agreement.

         7. Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement does not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Agreement.

         8. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         9. Binding Effect. This Agreement, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Agreement, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

     10. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                       EXTENDICARE HEALTH SERVICES, INC.,



                                By:
                                   -----------------------------------------
                                Name:  Mark W. Durishan
                                Title: Vice President-Finance

GUARANTORS:                     EXTENDICARE HOLDINGS, INC.
                                EXTENDICARE HEALTH FACILITY
                                  HOLDINGS, INC.
                                EXTENDICARE HEALTH FACILITIES, INC.
                                COVENTRY CARE, INC.
                                NORTHERN HEALTH FACILITIES, INC.
                                EXTENDICARE HOMES, INC.
                                EXTENDICARE HEALTH NETWORK, INC.
                                THE PROGRESSIVE STEP CORPORATION
                                EXTENDICARE OF INDIANA, INC.
                                UNITED REHABILITATION SERVICES, INC.
                                EDGEWOOD NURSING CENTER, INC.
                                ELDER CREST, INC.
                                HAVEN CREST, INC.
                                MEADOW CREST, INC.
                                OAK HILL HOME OF REST AND CARE, INC.
                                EXTENDICARE GREAT TRAIL, INC.
                                FIR LANE TERRACE CONVALESCENT
                                  CENTER, INC.
                                UNITED PROFESSIONAL SERVICES, INC.
                                ADULT SERVICES UNLIMITED, INC.
                                ARBORS EAST, INC.
                                ARBORS AT TOLEDO, INC.
                                HEALTH POCONOS, INC.
                                MARSHALL PROPERTIES, INC.
                                COVENTRY CARE HOLDINGS, INC.

                                By:
                                   -----------------------------------------
                                Name: Mark W. Durishan
                                Title: Vice President-Finance

                             [Signatures continue.]

                             INDIANA HEALTH AND REHABILITATION
                                 CENTER PARTNERSHIP

                             By:   Extendicare Homes, Inc.,
                                    as General Partner


                                    By:
                                       ---------------------------------------
                                    Name: Mark W. Durishan
                                    Title: Vice President-Finance

                             By:   Extendicare of Indiana, Inc.,
                                    as General Partner


                                    By:
                                       ---------------------------------------
                                    Name: Mark W. Durishan
                                    Title: Vice President-Finance

                             CONCORDIA MANOR, LLC
                             FIRST COAST HEALTH AND
                               REHABILITATION CENTER, LLC
                             JACKSON HEIGHTS REHABILITATION
                               CENTER, LLC
                             TREASURE ISLE CARE CENTER, LLC

                             By:    Extendicare Homes, Inc., as sole member


                                    By:
                                       ---------------------------------------
                                    Name: Mark W. Durishan
                                    Title: Vice President-Finance


                             KAUFMAN STREET, WV, LLC
                             NEW CASTLE CARE, LLC

                             By: Fir Lane Terrace Convalescent Center, Inc., as sole member


                                     By:
                                        ---------------------------------------
                                     Name: Mark W. Durishan
                                     Title: Vice President-Finance


                             [Signatures continue.]

                                     ALPINE HEALTH AND REHABILITATION
                                       CENTER, LLC
                                     COLONIAL CARE, LLC
                                     GREENBRIAR CARE, LLC
                                     GREENBROOK CARE, LLC
                                     HERITAGE CARE, LLC
                                     LADY LAKE CARE, LLC
                                     NEW HORIZON CARE, LLC
                                     NORTH REHABILITATION CARE, LLC
                                     PALM COURT CARE, LLC
                                     ROCKLEDGE CARE, LLC
                                     SOUTH HERITAGE HEALTH AND
                                       REHABILITATION CENTER, LLC
                                     THE OAKS RESIDENTIAL AND
                                       REHABILITATION CENTER, LLC
                                     WINTER HAVEN HEALTH AND
                                       REHABILITATION CENTER, LLC
                                     EDGEWOOD CARE, LP
                                     ELDERCREST CARE, LP
                                     HAVEN CARE, LP
                                     MEADOW CARE, LP
                                     OAKHILL CARE, LP

                                     By:   Extendicare Health Facilities, Inc.,
                                           as sole member or general partner, as
                                           applicable


                                           By:
                                              ----------------------------------
                                           Name: Mark W. Durishan
                                           Title: Vice President-Finance


                             [Signatures continue.]

                                      ARBORS AT TAMPA, LLC
                                      ARBORS AT BAYONET POINT, LLC
                                      JACKSONVILLE CARE, LLC
                                      SAFETY HARBOR CARE, LLC
                                      KISSIMMEE CARE, LLC
                                      ORANGE PARK CARE, LLC
                                      PORT CHARLOTTE CARE, LLC
                                      SARASOTA CARE, LLC
                                      SEMINOLE CARE, LLC
                                      WINTER HAVEN CARE, LLC
                                      BLANCHESTER CARE, LLC
                                      CANTON CARE, LLC
                                      COLUMBUS HEALTH CARE LLC
                                      DAYTON CARE, LLC
                                      DELAWARE CARE, LLC
                                      FAIRLAWN CARE, LLC
                                      GALLIPOLIS CARE, LLC
                                      HILLIARD CARE, LLC
                                      LONDON CARE, LLC
                                      MARIETTA CARE, LLC
                                      TOLEDO CARE, LLC
                                      WATERVILLE CARE, LLC
                                      WEST JEFFERSON CARE, LLC

                                      By:    Northern Health Facilities, Inc.,
                                             as sole member


                                             By:
                                                --------------------------------
                                             Name: Mark W. Durishan
                                             Title: Vice President-Finance


                                      STONEBRIDGE CARE, LP

                                      By:  Extendicare Homes, Inc. and
                                           Coventry Care Holdings, Inc.,
                                           as general partners

                                           By:
                                                --------------------------------
                                           Name: Mark W. Durishan
                                           Title: Vice President-Finance



                         [Lenders' Signatures continue.]

LENDERS:                            BANK OF AMERICA, N.A.,
                                    formerly NationsBank, N.A.,
                                    individually in its capacity as a
                                    Lender and in its capacity as Agent

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    ROYAL BANK OF CANADA

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    FIRSTAR BANK MILWAUKEE, N.A.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    LEHMAN COMMERCIAL PAPER I


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    DLJ CAPITAL FUNDING, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE BANK OF NOVA SCOTIA

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    KEY CORPORATE CAPITAL INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    TORONTO DOMINION (TEXAS), INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANK ONE, N.A.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANK ONE DAYTON

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    BANK OF MONTREAL

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE FUJI BANK, LIMITED

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANK OF TOKYO-MITSUBISHI
                                     TRUST COMPANY

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    COMERICA BANK

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    CHASE SECURITIES INC AS AGENT FOR
                                    THE CHASE MANHATTAN BANK

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    VAN KAMPEN PRIME
                                     RATE INCOME TRUST

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    VAN KAMPEN SENIOR
                                     INCOME TRUST

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE PRUDENTIAL INSURANCE
                                     COMPANY OF AMERICA

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    WILLIAM E SIMON SONS

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    INDOSUEZ CAPITAL FUNDING III,
                                    LIMITED

                                    By:  Indosuez Capital, as Portfolio Advisor

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                    MARINER LDC


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    PARIBAS CAPITAL FUNDING LLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CRESCENT/MACH I PARTNERS, L.P.

                                    By:  TCW Asset Management Company,
                                            its Investment Manager

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    KZH CRESCENT LLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    KZH CRESCENT-2 LLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                           ROYALTON COMPANY

                           By:  Pacific Investment Management Company,
                                   as its Investment Advisor

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------


                           CAPTIVA III FINANCE LTD.


                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------


                           JACKSON NATIONAL LIFE INSURANCE
                            COMPANY

                           By:  PPM America, Inc., as attorney-in-fact,
                                   on behalf of Jackson National Life
                                   Insurance Company

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------


                           ARCHIMEDES FUNDING, L.L.C.
                           By:  ING Capital Advisors LLC, as Collateral Manager

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                         SENIOR DEBT PORTFOLIO

                         By:  By Boston Management and Research, as
                                 Investment Advisor

                         By:
                            -----------------------------------------
                         Name:
                              ---------------------------------------
                         Title:
                               --------------------------------------


                         EATON VANCE INSTITUTIONAL SENIOR
                         LOAN FUND

                         By:  Eaton Vance Management, as
                              Investment Advisor


                         By:
                            -----------------------------------------
                         Name:
                              ---------------------------------------
                         Title:
                               --------------------------------------


                         CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                         By: CypressTree Investment Management Company, Inc., as
                               Portfolio Manager

                         By:
                            -----------------------------------------
                         Name:
                              ---------------------------------------
                         Title:
                               --------------------------------------


                         JOHN HANCOCK MUTUAL LIFE

                         By:
                            -----------------------------------------
                         Name:
                              ---------------------------------------
                         Title:
                               --------------------------------------


                         JOHN HANCOCK VARIABLE LIFE

                         By:
                            -----------------------------------------
                         Name:
                              ---------------------------------------
                         Title:
                               --------------------------------------

                                   NATIONAL CITY BANK

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   STANDARD BANK LONDON

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   DELANO COMPANY

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                     ANNEX I

See attached letter.